EXHIBIT 10-33


                NINTH AMENDMENT TO LOAN AGREEMENT



     THIS NINTH AMENDMENT TO LOAN AGREEMENT dated as of April 30,
                      1999, by and between:

           ORANGE-CO, INC., a Florida corporation and
              ORANGE-CO OF FLORIDA, INC., a Florida
           corporation, 2020 Highway 17 South, Bartow,
            Florida  33830 (hereinafter collectively
                referred to as the "Borrowers");

                               and

               SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL
          ASSOCIATION, a national banking association,
          200 South Orange Avenue, Post Office Box
          3833, Orlando, Florida 32897 (hereinafter referred to as the "Bank").


                      W I T N E S S E T H:


     WHEREAS, pursuant to the Loan Agreement, dated June 16, 1993, as amended, by and among the Bank and the Borrowers, the Bank agreed to extend to the Borrowers a working capital line of credit loan in the maximum principal amount of $50,000,000.00 (the "Working Capital Loan") and a revolving line of credit loan in the maximum principal amount of $10,000,000.00 (the "Revolving Loan"); and

     WHEREAS, the Borrowers have requested the Bank to renew the commitments under the Working Capital Loan and Revolving Loan and to otherwise modify certain terms and conditions related thereto;
and

     WHEREAS, the Bank has agreed to the foregoing subject to the terms and conditions hereof and the other Loan Documents.

     NOW, THEREFORE, for and in consideration of the above premises, and the mutual covenants and agreements contained herein, the Borrowers and the Bank do hereby agree as follows:

1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
2.
(a) Article One of the Loan Agreement is hereby amended by replacing the definition of "Debt Service" with the following:
(b)
                         "'Debt Service' shall mean the
               sum of interest payments and regularly
               scheduled principal payments made by the


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               Borrowers during the most recent twelve
               (12) month period."

(a) A definition of "Revolving Loan Maturity Date" is hereby added to the Loan Agreement to read as follows:
(b)
                         "'Revolving Loan Maturity
               Date' shall mean the earlier occurrence
               of (i) an Event of Default hereunder or
               (ii) April 30, 2000."


(a) Article One of the Loan Agreement is hereby amended by replacing the definition of "Revolving Period" with the following:
(b)
                         "'Revolving Period' shall mean
               the periods during which Advances are
               available to the Borrowers under the
               Revolving Loan and Working Capital Loan, respectively, which shall commence on the satisfaction of each of the conditions precedent set forth in
               Article Five hereof and end on the
               Revolving Loan Maturity Date and Working
               Capital Loan Maturity Date, respectively."

(a)            A definition of "Working Capital Loan Maturity
Date" is hereby added to the Loan Agreement to read as follows:
(b)
                         "'Working Capital Loan
               Maturity Date" shall mean the earlier
               occurrence of (i) an Event of Default
               hereunder or (ii) April 30, 2001."

(a)            Article Four of the Loan Agreement is hereby
amended by replacing Section 4.01(a) of the Loan Agreement as follows:
(b)
                         "(a)      Accounting;
               Financial Statement; Etc.   The
               Borrowers will deliver or cause to be
               delivered to the Bank copies of each of
               the following:

                    (i)  as soon as practicable and in
                    any event within forty-five (45)
                    days after the end of each quarter
                    in each fiscal year, internally
                    generated financial statements of
                    the Borrowers and their
                    Subsidiaries for the period from
                    the beginning of the current fiscal
                    year to the end of such quarter, in
                    reasonable detail and certified by
                    an authorized financial officer of
                    the Borrowers, subject to changes
                    resulting from year-end
                    adjustments;

                    (ii) as soon as practicable and in
                    any event within


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                    ninety (90) days after the end of each
                    fiscal year, an audited consolidated profit and loss statement, reconciliation of surplus statement, and source and application of funds statement of the Borrowers and their
                    Subsidiaries for such year, and an
                    audited consolidated balance sheet
                    of the Borrowers and their
                    Subsidiaries as at the end of such
                    year, setting forth in each case in
                    comparative form corresponding
                    consolidated figures from the
                    preceding annual audit and
                    certified to the Borrowers by
                    independent certified public
                    accountants of recognized standing
                    selected by the Borrowers whose
                    certificate shall be in scope and
                    substance satisfactory to the Bank;

                    (iii)     promptly upon
                    transmission thereof, copies of all
                    such financial statements, proxy
                    statements, notices, and reports as
                    it shall send to all stockholders
                    and of all registration statements
                    (without exhibits) and all reports
                    which either Borrower is or may be
                    required to file with the
                    Securities and Exchange Commission
                    or any governmental body or agency
                    succeeding to the functions of such
                    Commission;

                    (iv) promptly upon receipt thereof,
                    a copy of each other report
                    submitted to the Borrower by
                    independent accountants in
                    connection with any annual,
                    interim, or special audit made by
                    them of the books of the Borrowers;

                    (v)  Simultaneously with the
                    delivery of each set of annual and
                    quarterly financial statements, a
                    statement of the Borrower's chief
                    executive officer, chief
                    financial/accounting officer or
                    chief technology officer to the
                    effect that nothing has come to
                    his/her attention to cause him/her
                    to believe that the Y2K Plan
                    milestones have not been met in a
                    manner such that the Borrower's and
                    its Subsidiaries' hardware and
                    software systems are not Year 2000
                    Compliant and Ready;

                    (vi) on a monthly basis, a
                    Borrowing Base Certificate; and

                    (vii)     with reasonable
                    promptness, information regarding
                    the hedging activities of the
                    Borrowers and their Subsidiaries
                    including a summary of all futures


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                    long and short positions and such
                    other data and information as from
                    time to time may be required by the
                    Bank.`

                         Together with each delivery of
                    financial statement required by
                    clause (ii) above, the Borrowers
                    shall deliver to the Bank a
                    certificate of said accountants
                    stating that, in making the audit
                    necessary to have the certificate
                    of such financial statements, they
                    have obtained no knowledge of an
                    Event of Default or Default, or, if
                    any such Event of Default or
                    Default exists, specifying the
                    nature and period of existence
                    thereof.  Such accountants,
                    however, shall not be liable to
                    anyone by reason of their failure
                    to obtain knowledge of any such
                    Event of Default or Default which
                    would not be disclosed in the
                    course of an audit conducted in
                    accordance with GAAP.  The
                    Borrowers also covenant that
                    forthwith upon any officer of the
                    Borrowers obtaining knowledge of
                    any Event of Default or Default
                    under this Agreement or any other
                    obligation of the Borrowers, it
                    shall deliver to the Bank and
                    Officer's Certificate specifying
                    the nature thereof, the period of
                    existence thereof, and what action
                    the Borrowers purposes to take with
                    respect thereto."

(a) Article Four of the Loan Agreement is hereby amended by replacing Section 4.01(q) as follows:

                              (q)  Current Ratio.  As
                    at the end of each fiscal quarter,
                    the Borrowers' Current Ratio shall
                    equal to or exceed 1.0:1.0.

(a) Article Four of the Loan Agreement is hereby amended by replacing Section 4.01(r) as follows:
(b)
                              (r)  Debt Service
                    Coverage Ratio.  As at the end of
                    each fiscal quarter, calculated on
                    a rolling four quarter basis the
                    ratio of the Borrowers' Cash Flow
                    Before Debt Service to its Debt
                    Service shall be 1.25:1.0.

(a) Article Four of the Loan Agreement is hereby amended by replacing Section 4.01(s) as follows:
(b)
                              (s)  Minimum Debt to Net
                    Worth. As at the end of each fiscal
                    quarter, the ratio of the
                    Borrowers' Liabilities to


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                    Net Worth shall be less than 1.2:1.0.

(a) Article Four of the Loan Agreement is hereby amended by replacing Section 4.01(t) as follows:
(b)
                              (t)  Minimum Net Worth.
                    As at the end of each fiscal
                    quarter, the Borrowers' Net Worth
                    shall be greater than
                    $90,000,000.00.

(a) Article Four of the Loan Agreement is hereby amended by adding Section 4.01(w) as follows:
(b)
                              (w)  Year 2000
                    Compliance.  Each Borrower has
                    developed a comprehensive working
                    plan (the "Y2K Plan") to insure
                    that each Borrower's and each
                    Subsidiary's software and hardware
                    systems which impact or affect in
                    any material way the business
                    operations of either Borrower or
                    their Subsidiaries are Year 2000
                    Compliant and Ready (defined
                    below).  Upon the request of the
                    Bank, each Borrower will promptly
                    deliver to the Bank a copy of such
                    Y2K Plan and a copy of any third
                    party assessment of the Y2K Plan
                    (if available).  Each Borrower and
                    their Subsidiaries have met all
                    previous Y2K Plan milestones and
                    will hereafter meet all future Y2K
                    Plan milestones so that all
                    hardware and software systems will
                    be Year 2000 Compliant and Ready in
                    accordance with the Y2K Plan,
                    except where the failure to meet
                    such milestones has not had, or
                    would not have, a material adverse
                    effect on the business, operations,
                    assets or condition (financial or
                    otherwise) of either Borrower or
                    their Subsidiaries on a
                    consolidated basis.  As used
                    herein, "Year 2000 Compliant and
                    Ready" means that each Borrower's
                    and their Subsidiary's hardware and
                    software systems with respect to
                    the operation of their business and
                    their general business plan will:
                    (i) handle date information
                    involving any and all dates before,
                    during and/or after January 1,
                    2000, including accepting input,
                    providing output and performing
                    date calculations in whole or in
                    part; (ii) operate accurately
                    without interruption on and in
                    respect of any and all dates
                    before, during and/or after January
                    1, 2000 and without any change in
                    performance, (iii) respond to and
                    process two digit year input
                    without creating any ambiguity as
                    to the century, and (iv)

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                    store and provide date input information
                    without creating any ambiguity as
                    to the century."

     2. Capitalized Terms. All capitalized terms contained herein shall have the meanings assigned to them in the applicable Loan Documents (as defined in the Loan Agreement) unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

     3. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

          (a) The execution, delivery and performance of this Ninth Amendment to Loan Agreement and the other loan documents provided to the Bank in connection therewith has been duly authorized by all requisite action of the Borrowers; and

          (b) The Loan Documents are valid, legal binding obligations of the Borrowers enforceable in accordance with their terms. There are no defenses, counterclaims, rights of setoff or recoupment thereunder.

     4. Miscellaneous. The Borrowers hereby confirm the terms conditions, representations and warranties of the Loan Agreement. The Loan Agreement, as amended hereby, shall remain in full force and effect and this Ninth Amendment to Loan Agreement shall not be deemed to be a novation.

     5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties have executed the Ninth
Amendment to Loan Agreement as of the day and year first above written.

                              BORROWERS:

                              ORANGE-CO, INC., a Florida corporation


                              By:/s/ Dale A. Bruwelheide
                              -----------------------------------
                              Dale A. Bruwelheide, Vice President


     (CORPORATE SEAL)


                              ORANGE-CO OF FLORIDA, INC., a Florida
                              corporation

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                              By:/s/ Dale A. Bruwelheide
                                 -----------------------------------
                                 Dale A. Bruwelheide, Vice President


     (CORPORATE SEAL)


                               BANK:

                               SUNTRUST BANK, CENTRAL FLORIDA,
                               NATIONAL ASSOCIATION


                               By: /s/ William A. Mang
                                   -------------------------------------
                                   William A. Mang, First Vice President


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